Note 4 - Net Income Per Share	6 Months Ended
Sep. 30, 2018
Notes to Financial Statements
Earnings Per Share [Text Block]

NOTE
4.
NET INCOME PER SHARE

     Net income per basic share is computed based on the weighted-average number of common shares issued and outstanding during each period. Net income per diluted share amounts assume exercise of all stock options. The following tables show the components of diluted shares:

	Quarter Ended Sept. 30
	2018	2017
Weighted average common shares outstanding – basic	4,843,032	4,841,010
Dilutive effect of stock options	9,612	4,622
Shares used in computing net income per share – diluted	4,852,644	4,845,632

	Six Months Ended Sept. 30
	2018	2017
Weighted average common shares outstanding – basic	4,842,524	4,841,010
Dilutive effect of stock options	8,548	4,897
Shares used in computing net income per share – diluted	4,851,072	4,845,907